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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)
                                March 30, 2001



                           OPNET Technologies, Inc.
            (Exact name of registrant as specified in its charter)


           Delaware                           000-30931                   52-1483235
(state or other jurisdiction           (Commission File Number)          (IRS Employer
of incorporation or organization)                                    Identification Number)


                             7255 Woodmont Avenue
                              Bethesda, Maryland
                                  20814-2959
                                (240) 497-3000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)



                       Exhibit Index appears on Page 5.


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Item 2.  Acquisition or Disposition of Assets

  (a) On March 30, 2001 (the "Closing Date"), OPNET Technologies, Inc., a Delaware corporation (the "Registrant"), completed its previously announced acquisition of substantially all of the assets and operations of the Cary, North Carolina-based NetMaker division of Make Systems, Inc., a California corporation ("Make"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of March 20, 2001 by and among the Registrant, OPNET Development Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant (the "Sub"), Make, and, with respect to only certain specified provisions, Metromedia Company, a Delaware general partnership ("Metromedia").

      Pursuant to the Asset Purchase Agreement, the Registrant issued 650,000 shares of its common stock to Make and paid an aggregate of $5.0 million to Make in exchange for the above described assets. The cash component of the acquisition price was available to the Registrant from cash on hand. Of the cash payable to Make pursuant to the Asset Purchase Agreement, $800,000 will be held in escrow for a period of one year to secure certain indemnification obligations of Make and Metromedia.

      In connection with the closing of the transaction, the Registrant amended and restated the Registration Rights Agreement dated as of September 30, 1997 by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen and Marc Cohen pursuant to the form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make ("Amended and Restated Registration Rights Agreement").

      The foregoing descriptions of the Asset Purchase Agreement and the Amended and Restated Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the forms of the Asset Purchase Agreement and the Amended and Restated Registration Rights Agreement incorporated herein by reference to Exhibit 2.1 and Exhibit 99.1, respectively, to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on March 23, 2001.

      A copy of the press release dated March 30, 2001, relating to the transaction described above is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

  (b) The acquired assets include a sophisticated suite of products that address the operational and engineering needs of traditional and next-generation network service providers. The Registrant presently intends to continue to market the existing products and to integrate them with its current products and services.

Item 7.   Financial Statements and Exhibits

  (a) Financial Statements of Business Acquired
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      It is impracticable for the Registrant to provide the required financial statements at this time. The Registrant will file financial statements by amendment to this report not later than June 13, 2001.


  (b) Pro Forma Financial Information

      It is impracticable for the Registrant to provide the required pro forma financial information at this time. The Registrant will file pro forma financial information by amendment to this report not later than June 13, 2001.

  (c) Exhibits


Designation                          Description
-----------                          -----------

   2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company, incorporated by reference to Exhibit
             2.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001 (exhibits and schedules as set forth in the table of contents thereto have been omitted and will be furnished supplementally with the Commission upon request).

   99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc., incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001.

   99.2      Press Release dated March 30, 2001.
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                                   Signature


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      OPNET Technologies, Inc.

Date: April 4, 2001                   By: /s/ Joseph F. Greeves
                                          ______________________
                                              Joseph F. Greeves
                                              Senior Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)
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                                 EXHIBIT INDEX


Exhibit                                Description
-------                                -----------

  2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company, incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001 (exhibits and schedules as set forth in the table of contents thereto have been omitted and will be furnished supplementally with the Commission upon request)

 99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc., incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001

 99.2   Press Release dated March 21, 2001